EXHIBIT 4

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

WORLDWIDE TRANSPORTATION INC.
AUTHORIZED COMMON STOCK: 150,000,000 SHARES
PAR VALUE $.001

CERTIFICATE NUMBER                                                                                                                                                                                       NUMBER OF SHARES

                                                                                                                                                                                                                              CUSIP NUMBER

This certifies that _____________________________

is the Record Holder of: ________________________

Fully Paid and Non-Assessable Shares of Common Stock of $.001 Par Value, each of Worldwide Transportation, Inc. transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and By-laws of the Corporation, as now or hereafter amended.

This certificate is not valid until countersigned by the Transfer Agent.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Date

_________________                                                                                                                                                                                               _______________________
Chief Financial Officer                                                                                                                                                                                             President

[CORPORATE SEAL]

                                                                                                                                      COUNTERSIGNED & REGISTERED:
                                                                                                                                                                                                                                     Transfer Agent

                                                                                                                                      _______________________
                                                                                                                                                                                                                                     Authorized Signature